               FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE


         This Fourth Amendment to Agreement of Purchase and Sale (this "Amendment") is entered into effective as of the 7th day of January, 1999, by and among LINCOLN-WHITEHALL REALTY, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, LINCOLN-WHITEHALL PACIFIC, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, WHLNF REAL ESTATE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, AND WHSUM REAL ESTATE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP (EACH, "SELLER", AND COLLECTIVELY, THE "SELLERS"), and AMERICAN INDUSTRIAL PROPERTIES REIT, A TEXAS REAL ESTATE INVESTMENT TRUST ("BUYER").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Buyer have entered into that certain Agreement of Purchase and Sale dated November 12, 1998, as amended by an Amendment to Agreement of Purchase and Sale dated effective November 23, 1998, by an Amended and Restated Second Amendment to Agreement of Purchase and Sale dated effective December 11, 1998, and by a Third Amendment to Agreement of Purchase and Sale dated effective December 22, 1998 (collectively, the "Agreement"), pursuant to which Sellers have agreed to sell and Buyer has agreed to purchase certain real properties comprising the "Lincoln-Whitehall Portfolio," as more particularly described therein; and

         WHEREAS, the parties hereto desire to amend the Agreement, as more fully set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The references to "January 8, 1999" contained in Section 3.1(g) of the Agreement are each hereby amended to be and read "January 11, 1999."

2. The Agreement, as amended by this Amendment, is hereby ratified and confirmed and remains in full force and effect.

         EXECUTED effective as of the day and year first above written.


                           "BUYER"

                           AMERICAN INDUSTRIAL PROPERTIES REIT,
                           a Texas real estate investment trust

                           By:    /s/ MARC A. SIMPSON
                                  -----------------------------------------
                           Name:      Marc A. Simpson
                                  -----------------------------------------
                           Title:     Sr. V-P
                                  -----------------------------------------

                           "SELLERS"

                           LINCOLN-WHITEHALL REALTY, L.L.C.,
                           a Delaware limited liability company

                           By:  Whitehall Street Real Estate Limited
                                Partnership V,
                                Member

                                By:  WH Advisors, L.P. V
                                     General Partner

                                     By:  WH Advisors, Inc., V,
                                          General Partner

                                          By:    /s/ ALAN KAVA
                                                 ------------------------------
                                          Name:  Alan Kava
                                                 ------------------------------
                                          Title: Vice President
                                                 ------------------------------


                           LINCOLN-WHITEHALL PACIFIC, L.L.C.,
                           a Delaware limited liability company

                           By:  Lincoln-Whitehall Realty, L.L.C.
                                Member

                                By:  Whitehall Street Real Estate Limited
                                     Partnership V,
                                     Member

                                     By:  WH Advisors, L.P. V,
                                          General Partner

                                          By:   WH Advisors, Inc., V,
                                                General Partner

                                                By:    /s/ ALAN KAVA
                                                       ------------------------
                                                Name:  Alan Kava
                                                       ------------------------
                                                Title: Vice President
                                                       ------------------------


                           WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                           a Delaware limited partnership

                           By:  WHLNF Gen-Par, Inc.,
                                General Partner

                                By:   /s/ ALAN KAVA
                                      ------------------------------
                                Name:     Alan Kava
                                      ------------------------------
                                Title:    Vice President
                                      ------------------------------


                           WHSUM REAL ESTATE LIMITED PARTNERSHIP,
                           a Delaware limited partnership

                           By:  WHSUM Gen-Par, Inc.,
                                General Partner

                                By:   /s/ ALAN KAVA
                                      ------------------------------
                                Name:     Alan Kava
                                      ------------------------------
                                Title:    Vice President
                                      ------------------------------